SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Mutual Release (“Agreement”) is made this 15th day of June, 2007, by and between Harleysville Management Services, LLC (“HMS”), on its own behalf and on behalf of Harleysville National Bank and Trust Company (the “Bank”) and Harleysville National Corporation (“HNC”) and John Eisele (“Executive”).

WITNESSETH:
WHEREAS, HMS is a subsidiary of the Bank; and
WHEREAS, the Bank is a subsidiary of HNC; and
WHEREAS, HMS employed Executive to serve in the capacity of Executive Vice President of the Bank and HNC and President of Millennium Wealth Management and Private Banking, under the terms of an Employment Agreement between HMS and Executive (“Employment Agreement); and
WHEREAS, HMS desires to end its relationship with Executive, effective June 15, 2007, pursuant to the terms of Article 7 of Executive’s Employment Agreement (Termination without Cause and no Change in Control).
NOW, THEREFORE, in consideration of the mutual promises and agreements  hereinafter set forth and intending to be legally bound hereby, HMS and Executive agree as follows:
1.           Termination of Employment Agreement and of Employment
HMS and executive hereby acknowledge and affirm the termination of Executive’s Employment Agreement (other than as specified in this Agreement) and Executive’s employment with HMS, effective June 14, 2007.  Executive hereby acknowledges and agrees that he will no longer hold any offices or director or officer position which he has had with the

Bank, HNC or any Affiliated Company, effective as of the Termination Date, and HMS, HNC and the Bank each hereby acknowledges that Executive will no longer hold and offices or director or officer position with HNC or the Bank.
2.           Payments and Benefits to Executive
Upon the execution and delivery of a Mutual Release of All Claims (attached, Exhibit “A”), and as soon as practicable following the associated revocation period, HNC agrees to make or provide to Executive the following payments:
(a)           Payment of an amount equal to Executive’s Annual Base Salary, payable in twelve (12) approximately equal monthly installments through June, 15, 2008, less any deductions required by law;
(b)           Reimbursement of any expenses incurred by Executive in accordance with Section 4(e) of the Employment Agreement at any time through June 14, 2007; and
(c)           Continuation of Executive’s benefits through June 30, 2008, or an amount equal to twelve (12) months of employee benefits, except to the extent that the payments would result in tax implications referenced in Section 3 of his Employment Agreement.
3.           Covenants
(a)           Executive hereby acknowledges and agrees to abide by all of the covenants relating to the Covenant Not to Compete contained in Section 8 of his Employment Agreement, all of which shall survive in full force and effect for one (1) full year following termination of Executive’s Employment.
(b)           Executive hereby acknowledges and agrees to abide by the covenants relating to Unauthorized Disclosure contained in Section 9 of the Employment Agreement, which covenants shall survive in full force and effect on and after the termination of his

Employment with HMS.  Executive further acknowledges and agrees that the identity of customers of HNC and/or the Bank is confidential information subject to his non-disclosure obligation in Section 9 of the Employment Agreement.
(c)           Executive hereby acknowledges and agrees to abide by his covenants relating to Work Made for Hire contained in Section 10 of the Employment Agreement, which covenants shall survive in full force and effect on and after the termination of his Employment.
4.           Remedies
(a)           Executive acknowledges and agrees that HMS, HNC and the Bank’s remedies at law for a breach or threatened breach of any of the provisions of Section 3 would be inadequate; and, in recognition of this fact, HMS and Executive, agree that in the event of a breach or threatened breach, in addition to any remedies at law, HMS, HNC or the Bank, as the case may be, without posting any bond, shall be entitled to obtain equitable relief in the form of a temporary restraining order, temporary or permanent injunction or any other equitable remedy, which may then be available.
(b)           It is expressly understood and agreed that, although Executive and HMS consider the restrictions contained in Section 3 to be reasonable, if a judicial determination is made by a court of competent jurisdiction, that the time or any other restriction contained in this Agreement, is an unenforceable restriction against Executive, the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and to such other maximum extent as such court may judicially determine or indicate to be enforceable.  Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement in unenforceable and that such restriction cannot be amended in this Agreement is unenforceable and that such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.
5.           Arbitration
HMS, the Bank and HNC and Executive recognize that in the event a dispute should arise between them concerning the interpretation or implementation of this Agreement, lengthy and expensive litigation will not afford a practical resolution of the issues within a reasonable period of time.  Consequently, each party agrees that all disputes and disagreements concerning this Agreement or Executive’s employment (except for any enforcement sought with respect to Section 3, which may be litigated in court through an action for an injunction or other relief) are to be submitted for resolution, in Montgomery County, Pennsylvania, to the American Arbitration Association (the “Association”) in accordance with the Association’s National Rules for the Resolution of Employment Disputes or other applicable rules then in effect (“Rules”).  HMS, the Bank or HNC or Executive may initiate an arbitration proceeding at any time by giving notice to the other in accordance with the rules.  HMS, the Bank and HNC and Executive may, as a matter or right, mutually agree on the appointment of a particular arbitrator from the Association’s pool.  The arbitration shall not be bound by the rules of evidence and procedure of the courts of the Commonwealth of Pennsylvania but shall be bound by the substantive law applicable to this Agreement.  The decision of the arbitrator, absent fraud, duress, incompetence or gross and obvious error of fact, shall be final and binding upon the parties and shall be enforceable in courts of proper jurisdiction.  Following written notice of a request for arbitration, HMS, the Bank and HNC and Executive shall be entitled to an injunction restraining all further proceedings in any pending or subsequently filed litigation concerning this Agreement, except as otherwise provided herein or any enforcement sought with respect to Section 3, which may be litigated through an action for injunction or other relief.
6.           Miscellaneous
(a)    Confidentiality      Executive agrees to keep confidential and shall not disclose or reveal, the existence or the terms and conditions of this Agreement, except to his spouse, counsel, personal tax or financial advisor, on whose behalf he also promises confidentiality.
(b)    Return of Property      Executive shall return to HMS any property of it or its Affiliated Companies of whatever kind in his possession or under his control and shall confirm that he has not kept copies or extracts of any documents, lists or records, in any medium (including electronic) relating to the HMS, HNC, the Bank or any Affiliated Company.
(c)    Non-Disparagement      Executive hereby agrees that he shall not make negative statements or representations, or otherwise communicate negatively, directly or indirectly, in writing, orally or otherwise, or take any action which may, directly or indirectly, disparage or be damaging to HMS, the Bank or any Affiliated Company, their predecessors, successors, shareholders, directors, officers, employees or agents or their respective business or reputation.  HMS hereby agrees that neither it nor any Affiliated Company or their respective directors or officers shall make negative statements or representations, or otherwise communicate negatively, directly or indirectly, in writing, orally or otherwise, or take any action which may, directly or indirectly, disparage or be damaging to Executive or his reputation.
(d)    Entire Agreement/Amendment      This Agreement shall supersede the Employment Agreement in its entirety and any and all existing agreements between Executive and HMS and any and all Affiliated Companies relating to the terms of Executive’s employment and/or non-renewal of his Employment Agreement with HMS, HNC and the Bank and contains the entire understanding of the parties with respect to the matters contained herein.  It may not be altered, modified or amended except by a written agreement signed by the parties.
(e)    No Waiver      The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
(f)    Severability      In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement, shall not be affected thereby.
(g)    Assignment      This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, representatives, successors and assigns.  This Agreement shall not be assignable by Executive and may be assignable by HMS to any successor, to all or substantially all of the business or assets of HNC or the Bank.
(h)  Affiliated Company      In this Agreement, “Affiliated Company”
 means any company which from time-to-time, directly or indirectly, owns, is owned by, or is under common ownership with HMS.
(i)    Notices      All notices, demands and other communications which are required to be given, served or sent pursuant to this Agreement, shall be in writing and shall be delivered personally, or by facsimile or sent by air courier or first-class, certified or registered mail, return receipt requested and postage prepaid, addressed as follows:

If to Executive:

John Eisele
801 South Penn Oak Road
Ambler, PA  19002

If to HMS:

Harleysville Management Services, LLC
Attn:  Elizabeth Graham
Senior Vice President, Human Resources
Harleysville National Corporation
PO Box 195 – 483 Main Street
Harleysville, PA  19438

(j)    Withholding      Except where prohibited by applicable law, any and all payments or benefits, made or provided to Executive under this Agreement, shall be subject to tax withholding to the extent required by applicable law.
(k)    No Other Representation      No representation, promise or inducement has been made by either party that is not embodied in the Agreement, and neither party shall be bound by or be liable for any alleged representation, promise or inducement not so set forth.
(l)    Acknowledgment      Executive acknowledges that he has carefully read this Agreement, fully understands and accepts all of its provisions and signs it voluntarily of his own free will.  Executive and HMS each hereby acknowledge and agree that this Agreement was fully negotiated by both parties and is the final product of discussions and negotiations between themselves and/or their counsel.  The parties further acknowledge that each has had an opportunity to obtain the advice of legal counsel of their own choosing prior to signing this Agreement.  The parties therefore agree that no provision is to be interpreted or enforced for or against either party because a party or that party’s legal representative or counsel drafted such provision.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any part.
(m)    Counterparts      This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement of the day and year first above written.

                                     /s/ John Eisele
                            JOHN EISELE

                            HARLEYSVILLE MANAGEMENT
                            SERVICES, LLC

                        By:           /s/ Elizabeth Graham

                                Title:   Senior Vice President

EXHIBIT “A”  -  MUTUAL RELEASE OF ALL CLAIMS

NOTICE:    This is a very important document and John Eisele (“Executive”) should thoroughly review and understand the terms and effect of this document before signing it.  By signing this Mutual Release of All Claims (“Release”), Executive will be releasing Harleysville Management Services, LLC (“HMS”) and its Affiliated Companies from all liability to him.  Therefore, Executive should consult with an attorney before signing the Release.  Executive has twenty-one (21) days to consider this Release.  If Executive has not returned a signed copy of the Release by that time, the Company will assume that Executive has elected not to sign the Release.  If Executive chooses to sign the Release, Executive will have an additional seven (7) days following the date of his signature to revoke his release (“Revocation Period”) and the Release shall not become effective or enforceable under the Revocation Period has expired.  Any revocation must be in writing and must be received by the Company within the seven (7) day Revocation Period.

In consideration of the benefits and forbearance offered to Executive by HMS under the Agreement dated as of __6/15/07___ (the “Agreement”), Executive, on behalf of himself, and his heirs, executors and assigns, hereby releases and discharges HMS, the Harleysville National Bank and Trust Company (the “Bank”) and Harleysville National Corporation (“HNC”) and each and all of its and their Affiliated Companies (collectively the “HNC Companies”), and its and their successors, predecessors and assigns and, in their capacities as such, all of its and their employees, agents, officers and directors (for purposes of this Release, hereinafter collectively referred to as “the Releasees”) from any and all claims and/or causes of action, known or unknown, which Executive may have or could claim to have against any Releasee up to an including the date Executive signs this Release.

This Release includes, but is not limited to, all claims arising out of the Agreement, the Employment Agreement, Executive’s employment, the non-renewal of Executive’s Employment Agreement, and all claims arising under federal, state or local laws, prohibiting employment discrimination based upon age, race, sex, religion, disability, national origin or any other protected characteristic, including but not limited to, any and all claims arising under the Age Discrimination in Employment Act (“ADEA”), Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act, the Pennsylvania Human Relations Act and claims growing out of any legal restrictions, expressed or implied, on any HNC Company’s right to control or terminate the employment of its employees and claims arising out of any employment agreement between Executive and any HNC Company.

This Release does not include or affect Executive’s ability to apply for unemployment compensation or worker’s compensation benefits and does not affect Executive’s rights to vested benefits under any HNC employee benefit plan.

Executive represents and warrants that he has not filed any complaints or charges against any Releasee with any court or administrative or adjudicative agency.

Executive intends for his Release to comply with Section 201 of the Olders Workers Benefit Protection Act of 1990.  Accordingly, Executive acknowledges and represents as follows:

a.           Executive waives his claims under the ADEA knowingly and voluntarily in exchange for consideration of value to which he is not otherwise entitled;

b.           Executive does not waive any rights or claims that may arise after the date he signs this Release;

c.           Executive has been advised by HMS to consult an attorney in connection with this Separation Agreement and he has done so;

d.           Executive has been given a period of at least twenty-one (21) days within which to consider this Release; and

e.           Executive has been informed by HMS that he may revoke this Release for a period of seven (7) days after signing it and that this Release shall not become effective or enforceable until the Revocation Period has expired.

~~With the exception of any act of fraud or misappropriation~~, HMS releases Executive from all claims that it may have with respect to or arising out of Executive’s employment or termination of employment from HMS, up to and including the date that HMS and Executive sign this Release.

By signing below, Executive agrees to be legally bound by the terms of this Release and acknowledges that he has carefully read and completely understands the terms of this Release and is signing it knowingly, voluntarily and without duress, coercion, or undue influence.

The undersigned, intending to be legally bound hereby, has executed this Release on this   11th  day of ___July____, 2007.

              /s/ John Eisele
                    JOHN EISELE

                     /s/ Elizabeth Graham
                    FOR:  HARLEYSVILLE MANAGEMENT
               SERVICES, LLC

THIS IS A RELEASE - READ CAREFULLY BEFORE SIGNING